UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2018

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 17, 2018, Jeremy W. Smeltser resigned as Vice President and Chief Financial Officer of SPX FLOW, Inc. (the “Company”).
On the same date, Jaime M. Easley, the Company’s Corporate Controller and Chief Accounting Officer, was appointed to serve as Vice President and Chief Financial Officer of the Company. In such capacity, Mr. Easley will continue to serve as the Company’s principal accounting officer. Mr. Easley, age 41, has served as the Company’s Corporate Controller and Chief Accounting Officer since the Company’s spin off from SPX Corporation in September 2015. Prior to the spin off, Mr. Easley served as the Chief Financial Officer of the Industrial Products and Services segment of SPX Corporation since August 2014 and as Director, Internal Audit of SPX Corporation from May 2011 to August 2014. Beginning in June 2000 until he joined SPX Corporation in May 2011, Mr. Easley served in various capacities with PricewaterhouseCoopers LLP, including as a Senior Manager at the time he left that firm to join SPX Corporation. Mr. Easley is a certified public accountant in North Carolina.
At the time of the filing of this Current Report on Form 8-K (this “Form 8-K”), the terms of Mr. Smeltser’s separation from the Company and the compensation arrangements for Mr. Easley in connection with his appointment as Vice President and Chief Financial Officer have not been finalized. The Company undertakes to supplement this Form 8-K by amendment with information regarding such arrangements promptly following their determination.
On December 19, 2018, the Company issued a press release with respect to the matters described above. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued December 19, 2018.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: December 19, 2018	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel